SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number- (360) 734-9900

Date of fiscal year end: May 31, 2007
Date of reporting period: May 31, 2007

Table of Contents
Shareowner Letter	3
Fund Ratings & Awards	4
Management's Discussion of Fund Performance	5
Performance Summary: Income	6
Performance Summary: Growth	7
Schedule of Investments: Income	8
Financial Highlights: Income	11
Statements of Changes in Net Assets: Income	11
Statement of Assets & Liabilities: Income	12
Statement of Operations: Income	12
Schedule of Investments: Growth	13
Financial Highlights: Growth	16
Statements of Changes in Net Assets: Growth	16
Statement of Assets & Liabilities: Growth	17
Statement of Operations: Growth	17
Expenses	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	21
Trustees & Officers	22
Privacy Statement	23

Average Annnual Returns (before any taxes paid by shareowners, as of 6/30/2007)
	1 year	3 years	5 years	10 years	Exense Ratio

Amana Income Fund	22.44%	21.46%	16.01%	9.27%	1.50%

Amana Growth Fund	23.07%	21.25%	17.59%	13.12%	1.42%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end can be obtained by calling toll-free 888-73/AMANA or visiting www.amanafunds.com. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 30 days. Share price, yield and return will vary and you may have a gain or loss when you sell your shares.

By regulation, expense ratios shown in this table are as of the Fund's most recent prospectus - dated Aug. 15, 2006 , incorporating results for the 2006 fiscal year. The 2007 fiscal year expense ratios, shown elsewhere in this report, are 1.37% for Amana Income and 1.36% for Amana Growth.

Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Fund's most recent fiscal year. Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

Please consider an investment's objective, risks, charges and expenses carefully before investing. To obtain a free prospectus that contains this and other important information on the Amana Funds, please call toll-free 888-73/AMANA or visit www.amanafunds.com. Please read the prospectus carefully before investing.

2	Annual Report	May 31, 2007

Fellow Shareowners:

This June 23rd marked Amana Income Fund's 21st anniversary, at the end of the best year of its history. Amana Income Fund provided a stellar 24.31% return for the fiscal year ended May 31, 2007, attracting thousands of new investors. Total assets more than tripled to $234 million, and Amana Income is now a true "grown up."

Younger but bigger "little brother" Amana Growth Fund's total return was also robust, at 21.54%. It was, of course, a good year for the markets, as the S&P 500 Index returned 22.79% and the Dow Jones Islamic Market US Index returned 22.09% [dividends omitted] for the same period.

Mutual fund rating services, such as Lipper and Morningstar, focus on returns over the last 3, 5 and 10 years rather than just one year. Please refer to the next page for the awards earned by Amana Income and Saturna Capital in this past year for excellent longer-term performance results.

Helped by new investors plus market appreciation, total Trust assets grew dramatically: 158% to $748 million at May 31. This compares with 205% and 65% in each of the two previous fiscal years. Please find details of each Fund's operations and May 31 investment portfolios on the following pages.

Higher assets benefit shareowners as fixed expenses are spread over more accounts. The Income Fund's operating expense ratio declined to 1.37%, and the larger Growth Fund's expense ratio dropped to 1.36%. Effective this August, new "breakpoint" provisions in the Funds' advisory contracts will help lower expense ratios further as assets grow.

Remember that all mutual fund total returns are after their operating expenses. Payments to third-party intermediaries increased sharply, as investors took advantage of their services. The low portfolio turnover ratios and the waiver of all portfolio brokerage commissions continue, to the benefit of fund performance.

The higher assets allowed the Funds to increase their investments in many solid companies as well as pursue greater portfolio diversification. Both Funds favor companies with strong financial histories and robust outlooks for the future. This year, companies in the Energy, Mining, Steel, Technology, and Health industries favored by the Funds all did well.

The Funds also diversify globally with approximately 23% of each portfolio invested in non-USA equities. The international exposure benefited both Funds during the year, but does add an element of risk from currency fluctuations.

Stock markets worldwide performed very well for the last 5 years, and many indices are in record territory. This makes us nervous, and investors need to ask if the markets are overpriced. In general, we think prices will still advance. Price-multiples are about equal to the average since the 1930's, and while dividends are slightly below historical means the amounts continue to be broadly increased as profit levels remain high. There are storm clouds in every forecast, of course, and the slide in both housing prices and the US dollar could derail the economy.

While garnering awards and accolades brings with it a sense of accomplishment and pride, Fund management's primary focus remains long-term, value investing. The Amana Funds benefited this year by adhering to this approach. However, shareowners are cautioned that these exceptional results may not continue in the future. The Funds discourage speculation with a 30-day early redemption fee. It is crucial for investors to understand that long-term growth comes with risk and volatility.

We welcome your questions, and invite you to visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(Graphic omitted) Nicholas Kaiser,
President & Portfolio Manager

(Graphic omitted) Talat Othman,
Independent Board Chairman

May 31, 2007	Annual Report	3

Graphics omitted

(unaudited)

Fund Ratings & Awards:

The last year provided much excitement for Amana's shareowners. Between the Income Fund's Lipper Fund Award¹ and Best U.S. Equity Fund 2006 Failaka Award², Saturna Capital's Failaka Award and so much press even we could hardly believe it, we still found time to remain Sharia compliant and provide solid returns.

As of May 31, 2007, the U.S. mutual fund rating service, Morningstar, honored Amana by awarding both Funds their highest rating: * * * * * Overall. The strong performance history of both Funds is also illustrated in their high "% Rank in category" standings. Here are the details³:

As of May 31, 2007	Overall	1 year	3 years	5 years	10 years
Amana Income Fund - "Large Value" category
Morningstar Rating™	* * * * *		* * * * *	* * * * *	* * * *

% Rank in category		36	1	1	29

Funds in category	1,105	1,351	1,105	833	394

Amana Growth Fund - "Large Growth" category
Morningstar Rating™	* * * * *		* * * * *	* * * * *	* * * * *

% Rank in category		16	1	1	2

Funds in category	1,455	1,719	1,455	1,168	484

Amana continued to garner high marks with Lipper Inc. (A Reuters Company). We are especially pleased that the Amana Income Fund received the 2007 Lipper Fund Award in the Equity Income category for its 3 year performance:

As of May 31, 2007	1 year	3 years	5 years	10 years
Amana Income Fund - "Equity Income" category
Quintile Rank	3rd	1st	1st	2nd

Absolute Rank / Funds in category	117/246	1/191	3/125	28/85

Amana Growth Fund - "Multi-Cap Growth" category
Quintile Rank	2nd	1st	1st	1st

Absolute Rank / Funds in category	135/513	4/407	17/335	9/131

¹ Source: Lipper Inc., A Reuters Company. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are based on past performance with capital gains and dividends reinvested. The Amana Income Fund received a 2007 Lipper Award for its 3 year performance among 180 funds in the Equity Income category.

² The Failaka criteria for the 2006 awards for "Best U.S. Fund Manager" and "Best Equity Fund - U.S" are:

The fund company must: Have been duly nominated by fully and accurately completing the required nomination form; Have been established for over 5-years as a Sharia compliant fund manager; Have provided a consistent and long-term return relative to prevailing market conditions; Manage more than one Sharia compliant fund; Have surpassed the benchmark for its equity fund(s) in the year for which the award is given.

In the case of a tie, credence is given to: the higher returning fund/family of funds; the better relative performance as compared to the relevant benchmark; asset growth over the past year; any notable achievement or advancement in the field of Islamic compliant asset management.

³ Source: Morningstar. Morningstar is a leading provider of independent research on mutual funds and other securities. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return, Morningstar Risk-Adjusted Ratings, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

4	Annual Report	May 31, 2007

(unaudited)

Management's Discussion of Fund Performance:

The performance of each Fund is determined by its investments as well as general market conditions. Islamic restrictions impact the types of investments available to the Funds, as do the objectives of capital preservation and current income (Amana Income) and long-term capital growth (Amana Growth). The Funds do not receive interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities. The Funds tend to "buy and hold" portfolio securities, in part because rapid trading could be seen as gambling.

Amana Income Fund:

For the year ended May 31, 2007, Amana Income Fund's total return was +24.31% (versus +21.17% the year before). Two income dividends totaling 19.7¢ per share and two capital gain distributions totalling 40.7¢ per share were paid during the year. Higher assets reduced the operating expense ratio to 1.37% from 1.49%.

The Fund is concentrated in basic and cyclical industries. Energy (EnCana, Exxon Mobil) and resource (BHP, Rio Tinto) issues performed very well, reflecting higher commodity prices. Steel (Nucor, US Steel) and railroad (Burlington Northern) companies, boosted by continuing world-wide economic expansion, also did well. The largest industry is still utilities, but its percentage of the portfolio (10%) declined as new issues were added. FPL, a large producer of electricity from renewable sources, remains a favorite. Telecommunications (especially foreign companies like Telus and Vodafone) continues to benefit from world economic expansion. The Fund only buys equity securities paying dividends, primarily of larger and more established companies. The rising interest rates of the last three years have not hurt the Fund as much as other income funds because we avoid financial issues like banks and favor low-debt companies in our selections.

Amana Growth Fund:

The Amana Growth Fund's total return was +21.54% (vs. + 20.95% the year before). By policy, the Fund seeks to avoid paying income dividends. Markedly higher assets reduced the operating expense ratio to 1.36% from 1.41%.

Amana Growth's portfolio is weighted towards technology. Medical companies, where R & D is a big part of the business, are our largest industry (Genentech, Amgen, VCA Antech). Prosperous computer companies (especially Apple, but also Hewlett-Packard and IBM) contributed a huge part to our success. We have increased allocation in retailing (Best Buy, American Eagle Outfitters) and food production (Potash Corp. of Saskatchewan, PepsiCo), consistent with our balanced, value approach.

Higher interest rates are cooling sectors of the economy, such as construction, where we remain exposed because of the solid values and expectation that the rate cycle is nearing a peak. Worldwide productivity has kept inflation low for several years, but higher energy prices and labor costs are beginning to impact expectations. Growing corporate earnings and high market liquidity, the foundations of rising stock prices, both foretell long-term stock appreciation.

May 31, 2007	Annual Report	5

(unaudited)

Amana Income Fund: Performance Summary

Average Annual Returns as of May 31, 2007

	1 Year	3 Year	5 Year	10 Year
Amana Income Fund	24.31%	23.07%	15.10%	9.69%

S&P 500 Index	22.79%	13.03%	9.45%	7.77%

Growth of $10,000

Past performance is no guarantee of future performance. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 30 calendar days. The S&P 500 Total Return Index is a widely recognized index of common stock prices, which reflects no deductions for management fees, expenses or taxes.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Industry Allocation

Issue	% of Fund Assets	Industry weightings are shown as a percentage of net assets
FPL Group	2.0%

E.ON AG ADR	2.0%

Honeywell International	1.9%

Procter & Gamble	1.9%

EnCana	1.9%

Kimberly-Clark	1.9%

3M	1.9%

Exxon Mobil	1.8%

AT&T	1.8%

Pfizer	1.8%

6	Annual Report	May 31, 2007

(unaudited)

Amana Growth Fund: Performance Summary

Average Annual Returns as of May 31, 2007

	1 Year	3 Year	5 Year	10 Year
Amana Income Fund	21.54%	22.71%	15.48%	13.17%

Russell 2000 Index	18.97%	15.65%	13.10%	9.75%

Growth of $10,000

Past performance is no guarantee of future performance. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 30 calendar days. The Russell 2000 Index® is a widely recognized index of common stock prices of 2000 mid- and small-market capitalization companies which reflects no deductions for managements fees, expenses or taxes.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation

Issue	% of Fund Assets	Industry weightings are shown as a percentage of net assets
Apple Inc.	3.5%

Anglo-American plc ADR	2.0%

Rio Tinto plc ADS	1.9%

Potash Corp. of Saskatchewan	1.9%

Manitowoc	1.8%

EnCana	1.8%

Hewlett-Packard	1.8%

American Movil ADS Series L	1.8%

International Business Machines	1.7%

Adobe Systems	1.7%

May 31, 2007	Annual Report	7

Income Fund

Schedule of Investments

Common Stocks - 98.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Aerospace
United Technologies	55,000	$3,525,488	$3,880,250	1.7
Parker-Hannifin	37,000	2,919,029	3,750,320	1.6
Teleflex	30,000	2,365,728	2,409,000	1.0

		8,810,245	10,039,570	4.3

Automotive
Autoliv	40,000	2,321,176	2,388,000	1.0
Genuine Parts	65,000	2,932,861	3,335,800	1.4

		5,254,037	5,723,800	2.4

Building
Hanson plc ADS	30,000	1,294,042	3,189,300	1.4
Plum Creek Timber	50,000	1,595,865	2,090,000	0.9
Weyerhauser	20,000	1,303,161	1,639,200	0.7

		4,193,068	6,918,500	3.0

Chemicals
Air Products and Chemicals	50,000	3,693,176	3,899,500	1.7
BASF AG ADS	25,000	1,940,486	3,092,500	1.3
Methanex	80,000	2,082,676	2,077,592	0.9
Praxair	55,000	3,503,735	3,744,950	1.6
RPM	65,000	919,500	1,476,800	0.6

		12,139,573	14,291,342	6.1

Computer Hardware
Microchip Technology	70,000	2,486,999	2,840,600	1.2
Taiwan Semiconductor ADS	250,000	2,518,924	2,727,500	1.2

		5,005,923	5,568,100	2.4

Cosmetics & Toiletries
Procter & Gamble	70,000	4,233,296	4,448,500	1.9

Diversified Operations
Honeywell International	80,000	3,804,635	4,632,800	2.0
Tomkins plc ADS	100,000	2,154,500	2,127,000	0.9
3M	50,000	3,884,419	4,398,000	1.9

		9,843,554	11,157,800	4.8

Energy
BP plc ADS	50,000	2,758,294	3,350,500	1.4
ConocoPhillips	41,000	2,471,589	3,174,630	1.4
EnCana	72,000	2,718,426	4,420,800	1.9
Exxon Mobil	50,000	2,352,935	4,158,500	1.8
Spectra Energy	35,000	988,750	932,050	0.4

		11,289,994	16,036,480	6.9

Food
General Mills	50,000	2,887,001	3,062,000	1.3
Kellogg	60,000	2,957,065	3,238,800	1.4
Smucker (J.M.)	35,000	2,013,782	2,019,500	0.9
Unilever PLC ADS	110,000	2,962,224	3,386,900	1.4

		10,820,072	11,707,200	5.0

Industrial Automation / Robotics
Rockwell Automation	53,000	3,254,591	3,606,650	1.5

Continued on next page.

8	Annual Report	May 31, 2007	The accompanying notes are an integral part of these financial statements.

Common Stocks - 98.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Machinery
Emerson Electric	80,000	$3,759,978	$3,876,000	1.7
Manitowoc	50,000	1,073,741	3,789,000	1.6

		4,833,719	7,665,000	3.3

Medical
Abbott Laboratories	41,000	1,778,357	2,310,350	1.0
AstraZeneca PLC ADS	57,000	3,180,348	3,031,260	1.3
GlaxoSmithKline plc ADR	65,000	3,597,682	3,391,700	1.4
Lilly (Eli)	60,000	3,503,209	3,517,200	1.5
Pfizer	150,000	3,851,658	4,123,500	1.8
Wyeth	60,000	2,506,505	3,470,400	1.5

		18,417,759	19,844,410	8.5

Mining
Alcoa	95,000	3,285,294	3,921,600	1.7
BHP Billiton Ltd ADS	70,000	2,422,596	3,684,800	1.6
Freeport-McMoran Copper Gold	45,000	2,942,586	3,541,500	1.5
Rio Tinto plc ADS	11,500	1,066,608	3,368,925	1.4

		9,717,084	14,516,825	6.2

Office Material
Avery Dennison	40,000	2,641,043	2,610,800	1.1

Paint & Allied Products
Valspar	40,000	1,141,129	1,155,600	0.5

Paper & Paper Products
Kimberly-Clark	62,000	4,262,708	4,399,520	1.9

Publishing
McGraw-Hill	55,000	2,777,696	3,867,050	1.7
Pearson plc ADS	165,000	2,502,344	2,933,700	1.2

		5,280,040	6,800,750	2.9

Real Estate
Duke Realty	80,000	2,688,794	3,209,600	1.4

Shoes & Related Apparel
Nike, Cl B	65,000	3,365,557	3,688,750	1.6

Soap & Cleaning Preparants
Colgate-Palmolive	52,000	3,442,928	3,481,920	1.5

Steel
Nucor	52,000	2,268,541	3,512,080	1.5
United States Steel	30,000	791,343	3,394,800	1.5
Tenaris SA ADR	50,000	2,042,366	2,482,500	1.0

		5,102,250	9,389,380	4.0

Telecommunications
AT&T	100,000	3,199,892	4,134,000	1.8
BCE	55,000	1,114,533	2,029,500	0.9
Chunghwa Telecom ADR	160,000	3,132,279	3,011,200	1.3
Telefonica SA ADS	35,000	636,788	2,395,400	1.0
Telus	55,000	2,725,830	3,309,350	1.4
Vodafone GRP ADS	120,000	3,367,447	3,771,600	1.6

		14,176,769	18,651,050	8.0

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2007	Annual Report	9

Income Fund

Schedule of Investments (continued)

Common Stocks - 98.7%		Number of Shares	Cost	Market Value	Percentage of Assets

Tools
Black & Decker		37,000	$3,269,684	$3,493,910	1.5
Regal-Beloit		75,000	2,904,679	3,645,750	1.5

			6,174,363	7,139,660	3.0

Transportation
Burlington Northern Santa Fe		40,000	2,242,394	3,725,200	1.6
Canadian National Railway		65,000	2,868,903	3,548,350	1.5
Canadian Pacific Railway Ltd		35,000	996,275	2,501,450	1.1
United Parcel Service-CL B		50,000	3,669,838	3,598,500	1.5

			9,777,410	13,373,500	5.7

Utilities-Gas & Electric
Avista		60,000	1,224,530	1,405,200	0.6
Duke Energy		70,000	992,740	1,367,800	0.6
E. ON AG ADS		85,000	4,048,845	4,661,400	2.0
FPL Group		75,000	3,166,865	4,794,750	2.0
IDACORP		90,000	2,978,396	2,988,900	1.3
National Fuel Gas		90,000	3,351,553	4,100,400	1.7
NiSource		40,000	831,812	888,400	0.4
Piedmont Natural Gas		60,000	1,117,404	1,592,400	0.7
Sempra Energy		31,000	914,726	1,900,920	0.8
Telstra ADR		80,000	1,335,656	1,596,000	0.7

			19,962,527	25,296,170	10.8

Total Common Stocks			185,828,433	230,720,877	98.7%

Islamic Debt - 0.0%¹	Maturity	Number of Shares	Face Value	Market Value	Percentage of Assets

Halal Putable CD
University Bank Putable CD	3.55%² due 11/1/2007	100,000	$100,000	$100,000	0.0¹

Total Investments			$185,928,433	$230,820,877	98.7
Other Assets (net of liabilities)				2,940,225	1.3

Total Net Assets				$233,761,102	100.0

¹Amount is less than 0.1% ²Variable rate; rate shown is effective rate at period end ADS: American Depositary Share ADR: American Depositary Receipt

10	Annual Report	May 31, 2007	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data per share of capital stock outstanding throughout the year:	For Year Ended May 31,
	2007	2006	2005	2004	2003

Net asset value at beginning of year	$25.46	$21.42	$17.50	$15.07	$16.63
Income from investment operations
Net investment income	0.26*	0.32*	0.23*	0.28	0.19
Net gains (losses) on securities, both realized and unrealized	5.87	4.18	3.93	2.43	(1.55)

Total from investment operations	6.13	4.50	4.16	2.71	(1.36)

Less distributions
Dividends (from net investment income)	(0.20)	(0.29)	(0.24)	(0.28)	(0.20)
Dividends (from capital gains)	(0.41)	(0.17)	-	-	-

Total distributions	(0.61)	(0.46)	(0.24)	(0.28)	(0.20)

Paid-in capital from early redemption fees	0.01	0.00**	0.00**	-	-

Net asset value at end of year	$30.99	$25.46	$21.42	$17.50	$15.07

Total Return	24.31%	21.17%	23.76%	17.99%	(8.15)%

Ratios / Supplemental Data
Net assets ($000), end of year	$233,761	$74,606	$40,842	$24,761	$19,410
Ratio of expenses to average net assets
Before custodian fee waiver	1.38%	1.50%	1.61%	1.72%	1.89%
After custodian fee waiver	1.37%	1.49%	1.60%	1.71%	1.87%
Ratio of net investment income to average net assets	0.95%	1.34%	1.26%	1.71%	1.36%
Portfolio turnover rate	14%	10%	9%	3%	5%

* Calculated using average shares outstanding. ** Amount is less than $0.01

Statements of Changes in Net Assets

	Year ended May 31, 2007	Year ended May 31, 2006

Increase in Net Assets
From operations
Net investment income	$1,181,618	$719,982
Net realized gain on investments	3,132,963	2,526,632
Net increase in unrealized appreciation	26,662,231	6,436,764

Net increase in net assets from operations	30,976,812	9,683,378

Dividends to shareowners from
Net investment income	(1,224,430)	(722,661)
Capital gain distributions	(1,834,296)	(391,176)

Total distributions	(3,058,726)	(1,113,837)

From Fund share transactions
Proceeds from sales of shares	163,313,552	36,625,192
Value of shares issued in reinvestment of dividends	3,011,801	1,094,917
Early redemption fees retained	23,297	2,958
Cost of shares redeemed	(35,111,904)	(12,528,535)

Net increase in net assets from share transactions	131,236,746	25,194,532

Total increase in net assets	159,154,832	33,764,073

Net Assets
Beginning of year	74,606,270	40,842,197

End of year	$233,761,102	$74,606,270

Shares of the Fund Sold and Redeemed
Number of shares sold	5,795,654	1,501,489
Number of shares issued in reinvestment of dividends	104,461	45,697
Number of shares redeemed	(1,286,974)	(524,008)

Net increase in number of shares outstanding	4,613,141	1,023,178

The accompanying notes are an integral part of these financial statements.	May 31, 2007	Annual Report	11

Income Fund

Statement of Operations

Year Ended May 31, 2007

Investment income
Dividends / Income (net of $71,642 foreign tax withheld)	$2,883,996
Miscellaneous income	1,111

Gross investment income	2,885,107

Expenses
Investment adviser and administration fees	1,178,904
Distribution fees	310,239
Shareowner servicing	117,644
Professional fees	27,535
Filing and registration fees	25,244
Other expenses	17,146
Chief Compliance Officer expenses	13,839
Printing and postage	12,938
Custodian fees	11,349

Total gross expenses	1,714,838

Less custodian fees waived	(11,349)

Net expenses	1,703,489

Net investment income	1,181,618

Net realized gain on investments
Proceeds from sales	16,498,035
Less cost of securities sold (based on identified cost)	13,497,406

Realized net gain on securities sold	3,000,629

Long term gain distribution on Real Estate Investment Trusts	132,334

Net realized gain on investments	3,132,963

Unrealized gain on investments
End of year	44,892,444
Beginning of year	18,230,213

Increase in unrealized gain for the year	26,662,231

Net realized and unrealized gain on investments	29,795,194

Net increase in net assets resulting from operations	$30,976,812

Statement of Assets and Liabilities

Year Ended May 31, 2007

Assets
Investment in securities, at value (Cost of $185,928,433)	$230,820,877
Cash	11,431,031
Receivable for Fund shares sold	593,677
Dividends/Income receivable	470,563
Insurance reserve premium	2,529

Total Assets	243,318,677

Liabilities
Payable for securities purchased	9,198,876
Payable to affiliates	174,665
Payable for Fund shares redeemed	86,278
Accrued expenses	75,786
Distribution payable	21,970

Total Liabilities	9,557,575

Net Assets	$233,761,102

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	185,782,708
Accumulated net realized gain	3,085,950
Unrealized net appreciation on investments	44,892,444

Net Assets applicable to Fund shares outstanding	$233,761,102

Fund shares outstanding	7,543,427

Net Asset Value, Offering and Redemption price per share	$30.99

12	Annual Report	May 31, 2007	The accompanying notes are an integral part of these financial statements.

Growth Fund

Schedule of Investments

Common Stocks - 98.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Aerospace
Crane	170,000	$6,335,514	$7,427,300	1.4

Automotive
Genuine Parts	125,000	5,729,519	6,415,000	1.2
Toyota Motor ADS	40,000	3,692,547	4,830,400	1.0

		9,422,066	11,245,400	2.2

Building
Building Materials Holding	80,000	1,864,457	1,225,600	0.3
Fastenal	155,000	5,896,127	6,717,700	1.3
Lowe's Companies	175,000	5,365,380	5,743,500	1.1
Washington Group Intl.*	100,000	5,768,910	8,400,000	1.6

		18,894,874	22,086,800	4.3

Business Services
Convergys*	300,000	7,536,833	7,722,000	1.5
Gartner Group*	60,000	1,009,929	1,653,600	0.3

		8,546,762	9,375,600	1.8

Computer Hardware
Advanced Micro Devices*	350,000	6,758,738	4,994,500	1.0
Apple Inc.*	150,000	7,333,938	18,178,650	3.5
Cree Research*	130,000	2,779,213	2,925,000	0.6
Hewlett-Packard	200,000	6,820,434	9,142,000	1.8
Intel	200,000	4,288,400	4,435,980	0.9
International Business Machines	85,000	7,567,983	9,061,000	1.7
Quantum*	400,000	779,928	1,236,000	0.2
SanDisk*	100,000	4,510,690	4,355,000	0.9
Taiwan Semiconductor ADS	531,747	5,142,283	5,801,360	1.1
Verigy LTD*	180,000	3,976,051	5,140,800	1.0

		49,957,658	65,270,290	12.7

Computer Networking
Cisco Systems*	250,000	5,686,480	6,730,000	1.3

Computer Software
Adobe Systems*	200,000	6,619,201	8,812,020	1.7
Business Objects SA ADS*	200,000	6,636,186	8,222,000	1.6
Intuit*	220,000	5,402,596	6,710,000	1.3
Oracle*	250,000	4,723,000	4,845,000	1.0

		23,380,983	28,589,020	5.6

Electronics
Agilent Technologies*	200,000	6,880,969	7,634,000	1.5
Canon ADS	120,000	4,940,741	7,063,200	1.4
EMCOR Group*	84,000	2,358,283	5,509,560	1.1
Harman International Industries	50,000	4,666,715	5,932,500	1.1
Harris	150,000	6,460,799	7,488,000	1.4
Motorola	130,000	2,864,850	2,364,700	0.5
Qualcomm	160,000	4,380,006	6,872,000	1.3
Trimble Navigation*	260,000	5,286,737	7,589,400	1.5

		37,839,100	50,453,360	9.8

Energy
BP plc ADS	105,000	6,758,001	7,036,050	1.4
EnCana	150,000	5,938,213	9,210,000	1.8
Noble	70,000	4,527,371	6,467,300	1.2

		17,223,585	22,713,350	4.4

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2007	Annual Report	13

Growth Fund

Schedule of Investments (continued)

Common Stocks - 98.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Food Production
Groupe Danone ADS	190,000	$6,334,458	$5,935,600	1.1
Hansen Natural*	125,000	3,137,049	4,975,000	1.0
PepsiCo	115,000	6,778,966	7,857,950	1.5
Potash Corp. of Saskatchewan	135,000	4,368,484	9,578,250	1.9

		20,618,957	28,346,800	5.5

Internet Content
SumTotal Systems*	50,000	334,377	396,000	0.1

Machinery
Manitowoc	125,000	4,468,121	9,472,500	1.8

Medical
Amgen*	145,000	9,222,539	8,185,250	1.6
Barr Laboratories*	125,000	6,396,098	6,665,000	1.3
DENTSPLY International	175,000	5,083,935	6,326,233	1.2
Genentech*	105,000	7,717,810	8,375,850	1.6
Genzyme*	105,000	6,782,152	6,770,410	1.3
Humana*	115,000	5,585,977	7,135,750	1.4
IMS Health	210,000	5,695,059	6,867,000	1.4
Johnson & Johnson	102,000	6,227,801	6,453,540	1.3
Lilly (Eli)	40,000	2,350,723	2,344,800	0.5
Novartis AG ADR	120,000	6,629,090	6,741,600	1.3
Novo-Nordisk A/S ADS	62,000	3,771,106	6,524,260	1.3
Oakley	120,000	2,068,549	3,050,400	0.6
Pharmaceutical Product Development	130,000	3,905,347	4,745,000	0.9
VCA Antech*	200,000	7,000,031	7,916,000	1.5
Wyeth	90,000	4,442,525	5,205,600	1.0
Zimmer Holdings*	90,000	6,849,637	7,925,400	1.5

		89,728,379	101,232,093	19.7

Mining
Anglo-American plc ADR	350,000	6,938,347	10,611,965	2.0
Rio Tinto plc ADS	33,000	5,627,595	9,667,350	1.9

		12,565,942	20,279,315	3.9

Paper & Publishing
McGraw-Hill	100,000	5,123,009	7,031,000	1.4
Wiley (John) & Sons, Cl A	100,000	3,474,490	4,585,000	0.9

		8,597,499	11,616,000	2.3

Retail
American Eagle Outfitters	300,000	7,457,880	8,100,000	1.6
Bed Bath & Beyond*	150,000	5,956,294	6,099,000	1.2
Best Buy	165,000	8,399,307	7,967,850	1.6
Coach Inc.*	160,000	5,912,941	8,217,600	1.6
PETsMART	230,000	6,743,367	7,870,600	1.5
Restoration Hardware*	280,000	2,266,528	1,764,000	0.3
Staples	250,000	6,313,390	6,265,000	1.2

		43,049,707	46,284,050	9.0

Soap & Cleaning Preparants
Clorox	125,000	7,854,497	8,392,500	1.6

Continued on next page.

14	Annual Report	May 31, 2007	The accompanying notes are an integral part of these financial statements.

Common Stocks - 98.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Telecommunications
America Movil ADR	150,000	$3,957,138	$9,082,500	1.8
China Mobile Ltd. ADR	150,000	4,721,406	6,963,000	1.3

		8,678,544	16,045,500	3.1

Tools
Lincoln Electric Holdings	96,500	4,841,718	6,782,985	1.3
Regal-Beloit	120,000	5,383,289	5,833,200	1.2

		10,225,007	12,616,185	2.5

Transportation
Canadian Pacific Railway Ltd.	110,000	6,144,637	7,861,700	1.5
LAN Airlines SA	65,000	2,031,838	5,227,300	1.0
Norfolk Southern	150,000	6,897,855	8,682,000	1.7
United Parcel Service, Cl B	75,000	5,554,378	5,397,750	1.1

		20,628,708	27,168,750	5.3

Utilities-Electric
Avista	80,000	1,409,675	1,873,600	0.4

Total Investments		$405,446,435	$507,614,413	98.7
Other Assets (net of liabilities)			6,632,463	1.3

Total Net Assets			$514,246,876	100.0

*Non-Income producing security ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	May 31, 2007	Annual Report	15

Growth Fund

Financial Highlights

Selected data per share of capital stock outstanding throughout the year:	For Year Ended May 31,
	2007	2006	2005	2004	2003

Net asset value at beginning of year	$18.76	$15.51	$12.34	$10.01	$11.10
Income from investment operations
Net investment loss	(0.09)*	(0.09)*	(0.13)*	(0.11)	(0.11)
Net gains (losses) on securities both realized and unrealized	4.13	3.34	3.30	2.44	(0.98)

Total from investment operations	4.04	3.25	3.17	2.33	(1.09)

Paid-in capital from early redemption fees	0.00**	0.00**	0.00**	-	-

Net asset value at end of year	$22.80	$18.76	$15.51	$12.34	$10.01

Total Return	21.54%	20.95%	25.69%	23.28%	(9.82)%

Ratios / Supplemental Data
Net assets ($000), end of year	$514,247	$214,809	$53,874	$32,778	$22,143
Ratio of expenses to average net assets
Before custodian fee waiver	1.36%	1.42%	1.66%	1.75%	1.96%
After custodian fee waiver	1.36%	1.41%	1.65%	1.73%	1.93%
Ratio of net investment loss to average net assets	(0.43)%	(0.51)%	(0.87)%	(1.00)%	(1.20)%
Portfolio turnover rate	9%	5%	2%	13%	16%

*Calculated using average shares outstanding. **Amount is less than $0.01

Statements of Changes in Net Assets

	Year ended May 31, 2007	Year ended May 31, 2006

Increase in Net Assets
From operations
Net investment loss	$(1,387,645)	$(657,097)
Net realized gain on investments	3,007,201	377,224
Net increase in unrealized appreciation	66,787,296	17,863,131

Net increase in net assets from operations	68,406,852	17,583,258

From Fund share transactions
Proceeds from sales of shares	356,933,617	178,028,911
Early redemption fees retained	33,807	27,848
Cost of shares redeemed	(125,936,130)	(34,705,104)

Net increase in net assets from share transactions	231,031,294	143,351,655

Total increase in net assets	299,438,146	160,934,913

Net Assets
Beginning of year	214,808,730	53,873,817

End of year	$514,246,876	$214,808,730

Shares of the Fund Sold and Redeemed
Number of shares sold	17,396,963	9,839,484
Number of shares redeemed	(6,290,158)	(1,865,262)

Net increase in number of shares outstanding	11,106,805	7,974,222

16	Annual Report	May 31, 2007	The accompanying notes are an integral part of these financial statements.

Statement of Operations

Year Ended May 31, 2007

Investment income
Dividends (net of $176,447 foreign tax withheld)	$3,022,794
Miscellaneous income	1,156

Gross investment income	3,023,950

Expenses
Investment adviser and administration fees	3,086,467
Distribution fees	813,569
Shareowner servicing	288,805
Professional fees	60,559
Other expenses	49,446
Filing and registration fees	44,621
Chief Compliance Officer expenses	34,487
Printing and postage	33,641
Custodian fees	11,744

Total gross expenses	4,423,339

Less custodian fees waived	(11,744)

Net expenses	4,411,595

Net investment loss	(1,387,645)

Net realized gain on investments
Proceeds from sales	27,655,660
Less cost of securities sold (based on identified cost)	24,648,459

Net realized gain on securities sold	3,007,201

Unrealized gain on investments
End of year	102,167,978
Beginning of year	35,380,682

Increase in unrealized gain for the year	66,787,296

Net realized and unrealized gain on investments	69,794,497

Net increase in net assets resulting from operations	$68,406,852

Statement of Assets and Liabilities

Year Ended May 31, 2007

Assets
Common stocks (Cost of $405,446,435)	$507,614,413
Cash	7,702,924
Receivable for Fund shares sold	2,259,479
Dividends receivable	554,480

Total Assets	518,131,296

Liabilities
Payable for securities purchased	3,218,861
Payable to affiliates	397,779
Accrued expenses	148,022
Payable for Fund shares redeemed	119,758

Total Liabilities	3,884,420

Net Assets	$514,246,876

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	410,680,123
Accumulated net realized gain	1,398,775
Unrealized net appreciation on investments	102,167,978

Net Assets applicable to Fund shares outstanding	$514,246,876

Fund shares outstanding	22,554,871

Net Asset Value, Offering and Redemption price per share	$22.80

The accompanying notes are an integral part of these financial statements.	May 31, 2007	Annual Report	17

(unaudited)

Expenses
All mutual funds have operating expenses. As an Amana mutual fund shareowner, you incur ongoing costs, including management fees; 12b-1 fees for distribution; and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Amana funds, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur exchange fees or fees related to Individual Retirement Accounts. However, to discourage speculation, you may incur a fee for redemption of shares held less than 30 days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.

Examples
The examples, one for each Fund, are based on an investment of $1,000 invested for the semi-annual period ended May 31, 2007 [Friday, December 1, 2006 to Thursday, May 31, 2007].

Actual Expenses
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled "Expenses Paid During Year" to estimate the expenses you paid on your account during this fiscal year. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

Hypothetical Example For Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the second line of each table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Income Fund	Beginning Account Value [Friday, Dec. 1, 2006]	Ending Account Value [Thursday, May 31, 2007]	Expenses Paid During the Period*

Actual (12.15% return after expenses)	$1,000.00	$1,121.50	$7.19

Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$6.84

* Expenses are equal to Amana Income Fund's annualized expense ratio of 1.36% (based on the most recent semi-annual period of December 1, 2006 through May 31, 2007), multiplied by the average account value of $1,060.75 over the period, multiplied by 182/365 to reflect the semi-annual period.

Growth Fund	Beginning Account Value [Friday, Dec. 1, 2006]	Ending Account Value [Thursday, May 31, 2007]	Expenses Paid During the Period*

Actual (11.00% return after expenses)	$1,000.00	$1,110.00	$7.05

Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.74

* Expenses are equal to Amana Growth Fund's annualized expense ratio of 1.34% (based on the most recent semi-annual period of December 1, 2006 through May 31, 2007), multiplied by the average account value of $1,055.00 over the period, multiplied by 182/365 to reflect the semi-annual period.

18	Annual Report	May 31, 2007

Notes To Financial Statements

Note 1- Organization
Amana Mutual Funds Trust (the "Trust") was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered under the Investment Company Act of 1940 as a no-load, open-end, diversified series management investment company. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objective of the Income Fund is current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth.

Note 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at a fair value as determined pursuant to procedures established by the Board.

The cost of securities is the same for accounting and Federal income tax purposes. Security transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Cash dividends from equity securities are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The offering and redemption price per share for each Fund is equal to each Fund's NAV.

To discourage speculation, a 2% early redemption fee on Fund shares held less than thirty calendar days was initiated effective August 18, 2004. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation.

Federal income taxes:
As a qualified investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that they distribute all of their taxable income. It is the Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareowners.

At May 31, 2007 the Growth Fund had utilized $933,799 of capital loss carryforwards.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the next taxable year.

Capital Accounts:
The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

Reclassification of Capital Accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. For the year ended May 31, 2007, Income Fund decreased undistributed net investment loss by $42,812, decreased accumulated net realized gain by $45,491 and increased paid-in capital by $2,679. For the year ended May 31, 2007, the Growth Fund decreased undistributed net investment loss by $1,387,645, decreased accumulated net realized gain by $260,096 and decreased paid in capital by $1,127,549.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividend payable dates are the end of May and December. Shareowners electing to reinvest dividends and distributions purchase additional shares at net asset value on the payable date.

Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements:
In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Funds' semi-annual period, November 30, 2007.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("FAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Note 3 - Transactions with Affiliated Persons
Under a contract approved annually by independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required by each Fund to conduct its business. For such services, each Fund pays an annual fee equal to 0.95% of its average daily net assets. For the year ended May 31, 2007, Income Fund and Growth Fund paid advisory fee expenses of $1,178,904 and $3,086,467, respectively. Certain officers and trustees of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for

May 31, 2007	Annual Report	19

which it was paid $117,644 and $288,805 for the Income and Growth Fund, respectively, for the year ended May 31, 2007.

Saturna Brokerage Services, Inc. ("SBS," a subsidiary of Saturna Capital) is registered as a broker-dealer and distributes Fund shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to .25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the year ended May 31, 2007 Income Fund and Growth Fund paid $310,239 and $813,569, respectively, to the Distributor. SBS is the primary stockbrokerage used to effect portfolio transactions for the Trust. Since the beginning of calendar 2005, SBS executes portfolio transactions for the Trust for free (no commissions).

For the year ended May 31, 2007, the Income Fund and the Growth Fund incurred $13,839 and $34,487, respectively, of expense for the Chief Compliance Officer.

Note 4 - Dividends
The tax characteristics of distributions paid for the years ending May 31, 2007 and 2006 were as follows:

Income Fund	2007	2006

Distributions Paid	$1,224,430	$719,982
From Ordinary income	1,834,296	393,855

	$3,058,726	$1,113,837

Growth Fund paid no dividends in fiscal 2007 or 2006.

As of May 31, 2007, the components of distributable earnings on a tax basis were as follows:

Income Fund

Undistributed ordinary income	$339,769
Accumulated net realized gain on investments	2,746,181
Unrealized appreciation	44,892,444

$47,978,394

Growth Fund

Accumulated net realized gain on investments	$1,347,812
Unrealized appreciation	102,167,978

$103,515,790

Note 5 - Investments
At May 31, 2007, for Income Fund the net unrealized appreciation of investments of $44,892,444 comprised gross unrealized gains of $46,178,948 and gross unrealized losses of $1,286,504. During the year ended May 31, 2007, the Income Fund purchased $151,980,475 of securities and sold $16,498,035 of securities.

At May 31, 2007, for Growth Fund the net unrealized appreciation of investments of $102,167,978 comprised gross unrealized gains of $111,696,872 and gross unrealized losses of $9,528,894. During the year ended May 31, 2007, the Fund purchased $256,368,834 of securities and sold $27,655,660 of securities.

Note 6 - Custody Credits
Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reduction amounted to $11,349 and $11,744 for the Income Fund and Growth Fund, respectively, for the year ended May 31, 2007.

20	Annual Report	May 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund and Amana Growth Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund and Amana Growth Fund as of May 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 13, 2007

Tait, Weller & Baker LLP

May 31, 2007	Annual Report	21

Trustees and Officers			(unaudited)
Name, Address, and Age	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Talat M. Othman 3432 Monitor Lane Long Grove IL 60047 Age: 71	Chairman, Trustee (since 2001)	President, Grove Financial, Inc.	Two	None

Samir I. Salah 501 Merlin Lane Herndon VA 20170 Age: 69	Trustee (since 2001)	President, Excel Management, Inc.	Two	None

Iqbal Unus, PhD 500 Grove Street Herndon VA 20170 Age: 63	Trustee (since 1986)	Director, The Fairfax Institute / International Institute of Islamic Thought	Two	None

Abdul Wahab 1100 Wright Road Lynwood CA 90262 Age: 59	Trustee (since 2005)	President, Wasatch Company (Manufacturer and distributor of linen supplies and apparel )	Two	None

Abid Malik 3480 Notre Dame Dr. Santa Clara, CA 95051 Age: 49	Trustee (since 2006)	CEO, eBanyan, Inc. (eCommerce software development)	Two	None
INTERESTED TRUSTEE

Nicholas Kaiser, MBA, CFA 1300 N. State St. Bellingham WA 98225 Age: 61	President and Trustee* (since 1989)	President, Saturna Capital President, Saturna Brokerage Services, Inc.	Eight	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES

Monem A. Salam, MBA 1300 N. State St. Bellingham WA 98225 Age: 35	Vice President (since 2003)	Director of Islamic Investing, Saturna Capital (since 2003) Registered Representative, Morgan Stanley (1999-2003)	N/A	N/A

Christopher Fankhauser 1300 N. State St. Bellingham WA 98225 Age: 35	Treasurer* (since 2002)	Chief Operations Officer, Saturna Capital	N/A	N/A

Ethel B. Bartolome 1300 N. State St. Bellingham WA 98225 Age: 34	Secretary* (since 2003)	Corporate Administrator, Saturna Capital	N/A	N/A

James D. Winship, JD, MBA 1300 N. State St. Bellingham WA 98225 Age: 59	Chief Compliance Officer* (since 2004)	Private Practice & Adjunct Professor, Univ. of Washington School of Business and Seattle Pacific University (2000-2003)	N/A	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital at 800/SATURNA, includes additional information about Trustees. As of May 31, 2007, officers and trustees (plus affiliated entities, such as Saturna Capital Corporation), as a group, owned 1.16% and 0.63% of the outstanding shares of the Income Fund and the Growth Fund, respectively.

Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. As portfolio manager, he is paid a bonus by Saturna Capital for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see page 4). The Independent Trustees elect to serve without compensation. Officers are paid by Saturna Capital Corporation (the adviser) and not the Trust, except for the Chief Compliance Officer whose compensation is paid by the Trust.

* Holds the same position with Saturna Investment Trust.

22	Annual Report	May 31, 2007

(unaudited)

Availability of Amana Portfolio Information
(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.
(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
(4) The Funds' make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

(unaudited)

Availability of Proxy Voting Information
(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.
(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(unaudited)

Privacy Statement
At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to ensure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/73-AMANA.

(unaudited)

Householding Policy
To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 888/73-AMANA. We will begin sending you individual copies thirty days after receiving your request.

May 31, 2007	Annual Report	23

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Fund portfolios and handles daily operations under supervision of the Board of Trustees.	Investment Adviser and Administrator	Saturna Capital Corporation

	Custodian	National City Bank of Indiana

	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA

	Legal Counsel	Kirkpatrick & Lockhart Preston Gates Ellis LLP Seattle, WA

(Graphics omitted)

1300 N. State Street
Bellingham, WA 98225
1-800/728-8762
Daily prices at 1-888/73-AMANA
www.amanafunds.com

This report is for the information of the shareowners of the Trust. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Code Of Ethics

Registrant has adopted a code of ethics, which is posted on the Fund’s Internet website at www.amanafunds.com. Requests may be made via telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Samir Salah, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2006 and 2007, the aggregate audit fees billed for professional services rendered by the principal accountant was $25,000 and $32,000, respectively.

(b) Audit-Related Fees
For the fiscal years ending May 31, 2006 and 2007, the aggregate audit-related fees were $21,000 and $27,000, respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds’ Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending May 31, 2006 and 2007, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $4,000 and $5,000 respectively.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2006 and 2007.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors
3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees
For the fiscal years ending May 31, 2006 and 2007, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $4,000 and $5,000 respectively. For the fiscal years ending June 30, 2006 and 2007, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiary), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

Submission of Matters to a Vote of Security Holders

Not applicable.

Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On July 18, 2007, Mr.Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

Exhibits

Exhibits included with this filing:
(a) 302 Certifications.

(1) Nicholas Kaiser, President, Amana Mutual Funds Trust
(2) Christopher Fankhauser, Treasurer, Amana Mutual Funds Trust

(b) 906 Certifications.

(1) Nicholas Kaiser, President, Amana Mutual Funds Trust
(2) Christopher Fankhauser, Treasurer, Amana Mutual Funds Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:
/s/ Nicholas Kaiser
President
April 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Nicholas Kaiser
President
April 2, 2008

By:
/s/ Christopher Fankhauser
Treasurer
April 2, 2008